UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22092

Oppenheimer Global Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2013

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index	MSCI World Index
6-Month	19.73%	12.84%	8.66%	9.68%
1-Year	42.65	34.45	23.29	25.77
5-Year	24.30	22.84	13.47	13.34
Since Inception (10/1/07)	6.83	5.79	1.46	1.73

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 19.73% during the reporting period, outperforming the MSCI All Country World Index (the “Index”), which returned 8.66%. The Fund received positive contributions to return from every sector in which it was invested, with meaningful contributions coming from holdings in the consumer discretionary, information technology, telecommunication services and financials sectors.

MARKET OVERVIEW

Global equities, especially those in the developed markets, continued to deliver excellent performance. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, have been instrumental in this performance. Signs that the world’s largest economy, the U.S., was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. Mid-year, comments from the Federal Reserve suggesting the aggressive quantitative easing (QE) policy would be “tapered” in the foreseeable future led to significant sell-offs in both stocks and bonds. However, the Fed’s clarification that the timeframe in which this would be executed would be later rather than earlier allowed for a rebound in markets to date. Emerging markets equities had mixed results, with inflation concerns in a variety of markets, slower-than-expected growth and policy orientations toward a more redistributive stance hurting performance. A further recognition that these markets have greater structural volatility than the developed world was evidenced in a reduction in price-earnings ratios.

Many concerns still abound, as they always do. Currently, worries around Europe, the fragility of the recovery in the U.S., the potential success or lack thereof of Prime Minister Shinzo Abe’s stimulus policies in Japan (commonly referred to as “Abenomics”), and a permanent slowdown in China’s growth are all top of mind. Our focus remains on the long term. While temporary perturbations in currency markets or asset markets lead others to reconsider their investment stances, we remain solidly concentrated on the characteristics and trends that allow our companies to thrive in a myriad of environments. As long as the economics of their businesses are robust and the price we are paying for them, in our view, undervalues current earnings and significantly discounts future prospects, we are undisturbed.

FUND REVIEW

A number of our holdings appreciated quite dramatically during the six-month period, including top ten holdings Blinkx plc, Baidu, Inc., Telephone & Data Systems, Inc. and Viacom, Inc. United Kingdom-based Blinkx is the world’s largest and, in our opinion, most

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technologically advanced video search engine, with over 35 million hours of indexed and fully searchable video. Blinkx also incorporates a video ad network, with more than 800 media partners. The company benefited from strong growth in video advertising and consumers’ increased ability to watch videos online, due to tablets, smartphones and the expansion of high-speed broadband networks. In our opinion, Blinkx’s differentiated technology and positioning should lead it to continue to capture growth opportunities in the rapidly growing online advertising ecosystem.

Baidu is the market-dominant search engine in China. We increased our position in Baidu while the company struggled to adapt to and monetize mobile search. We correctly believed that was a temporary situation, and the company’s long-term earnings prospects should remain intact.

Telephone & Data Systems is a U.S.-based provider of wireless, local and long-distance telephone, broadband and video services. The company’s triple play offering drove strong earnings results, which led the stock higher. Telephone & Data Systems also announced the acquisition of MSN Communications during the period.

Media company Viacom, our largest holding at period end, delivered improvements in ratings at Nickelodeon and continued buying back large amounts of stock. Viacom has also been better able to monetize its content by rolling out its own online and mobile applications, which directly link viewers to its content. This allows the company to capture more value from its programming. Viacom should disproportionately benefit from on-demand and online viewership, with 300 online properties in 160 countries.

While detractors were limited this reporting period, the most significant were NII Holdings, Inc., RealD, Inc. and Gree, Inc. Shares of NII Holdings, which provides mobile telecommunication services throughout Latin America, declined after the company announced it would miss its 2013 profit forecast, primarily due to weakness in Mexico and higher investments in its 4G network. RealD, the leading provider of 3-D technology for movie theatres, underperformed due to weaker-than-expected box office results. The percentage of movie revenues attributable to 3-D films dropped substantially this past year mostly due to a weak film slate. The results left us concerned that the technology was not gaining a durable audience appeal; consequently, we sold the position. Gree is an operator of social media services and developer of Internet media businesses. Early in the reporting period, Gree announced it would close its operations in China. We no longer thought the risk/reward was attractive and exited our position.

STRATEGY

We are long-term investors and focus on companies that have strong tailwinds to support earnings for many years. Our investments typically fall into one of the following three broad categories –

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misunderstood, mispriced assets; beaten up growth stocks; and break-up ideas – and are what we consider attractive businesses run by competent people who know how to allocate capital and treat shareholders as owners. We use rigorous fundamental research to identify specific trends and the companies that should benefit most from them. Companies should have a combination that includes, but is not limited to, revenue growth, high margins,

Randall C. Dishmon Portfolio Manager

durable, competitive advantages in a high-barrier-to-entry industry, strong franchise values, and unique or attractive assets. Our approach to investing has proved successful since the Fund’s inception in October 2007, although past performance is not indicative of future results. While macroeconomic concerns will always remain, we remain dedicated to our focus on fundamentals.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Viacom, Inc., Cl. B	3.4%
Blinkx plc	3.0
Assured Guaranty Ltd.	2.8
Telephone & Data Systems, Inc.	2.8
Swedish Match AB	2.8
Credit Suisse Group AG	2.7
Christian Dior SA	2.5
Google, Inc., Cl. A	2.5
Grupo Televisa SAB, Sponsored ADR	2.4
Baidu, Inc., Sponsored ADR	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	46.7%
Sweden	7.9
India	5.8
Switzerland	5.8
France	5.5
United Kingdom	4.6
Germany	4.1
Japan	3.4
China	3.2
Indonesia	2.4

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (GLVAX)	10/1/07	19.73%	42.65%	24.30%	6.83%
Class C (GLVCX)	10/1/07	19.21%	41.53%	23.34%	6.01%
Class I (GLVIX)	8/28/12	19.97%	43.24%	N/A	40.88%
Class N (GLVNX)	10/1/07	19.51%	42.24%	23.97%	6.55%
Class Y (GLVYX)	10/1/07	19.90%	43.13%	24.71%	7.18%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (GLVAX)	10/1/07	12.84%	34.45%	22.84%	5.79%
Class C (GLVCX)	10/1/07	18.21%	40.53%	23.34%	6.01%
Class I (GLVIX)	8/28/12	19.97%	43.24%	N/A	40.88%
Class N (GLVNX)	10/1/07	18.51%	41.24%	23.97%	6.55%
Class Y (GLVYX)	10/1/07	19.90%	43.13%	24.71%	7.18%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI All Country World Index and the MSCI World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index is designed to measure the equity market performance of developed markets. The Fund has changed its benchmark from the MSCI World Index to the MSCI All Country World Index, which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for the MSCI World Index in its next annual report. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

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Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During 6 Months Ended October 31, 2013

Class A	$1,000.00	$1,197.30	$7.11

Class C	1,000.00	1,192.10	11.38

Class I	1,000.00	1,199.70	4.78

Class N	1,000.00	1,195.10	8.77

Class Y	1,000.00	1,199.00	5.56

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.75	6.53

Class C	1,000.00	1,014.87	10.46

Class I	1,000.00	1,020.87	4.39

Class N	1,000.00	1,017.24	8.07

Class Y	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2013 are as follows:

Class	Expense Ratios

Class A	1.28%

Class C	2.05

Class I	0.86

Class N	1.58

Class Y	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS October 31, 2013 / Unaudited

	Shares	Value

Common Stocks—97.4%

Consumer Discretionary—32.1%

Diversified Consumer Services—1.2%
Ascent Capital Group, Inc., Cl. A1	45,085	$3,806,076

Internet & Catalog Retail—5.3%
Blue Nile, Inc.[1]	98,430	4,042,520

CDON Group AB1	1,071,071	4,200,774

Liberty Interactive Corp., Cl. A1	184,260	4,967,650

Rakuten, Inc.	303,003	3,957,875

		17,168,819

Media—23.1%
AMC Networks, Inc., Cl. A1	66,790	4,681,311

Global Mediacom Tbk PT	23,156,500	3,925,201

Grupo Televisa SAB, Sponsored ADR	249,370	7,590,823

Liberty Global plc, Cl. A1	88,230	6,914,585

Madison Square Garden Co. (The), Cl. A1	120,110	7,269,057

Media General, Inc., Cl. A1	194,901	2,841,657

News Corp., Cl. A1	206,662	3,637,251

Scripps Networks Interactive, Inc., Cl. A	89,810	7,229,705

SKY Perfect JSAT Holdings, Inc.	272,900	1,581,014

Twenty-First Century Fox, Inc., Cl. A	166,910	5,688,293

Viacom, Inc., Cl. B	131,830	10,980,121

Zee Entertainment Enterprises Ltd.	1,618,811	6,970,021

ZON OPTIMUS SGPS SA	669,269	4,596,233

		73,905,272

Textiles, Apparel & Luxury Goods—2.5%
Christian Dior SA	42,990	8,161,768

Consumer Staples—11.0%

Beverages—4.0%
Diageo plc	151,507	4,828,090

Monster Beverage Corp.[1]	71,620	4,098,813

Pernod-Ricard SA	33,230	3,990,598

		12,917,501

Food Products—4.2%
Biostime International Holdings Ltd.	356,500	2,740,435

Kaveri Seed Co. Ltd.	159,059	4,126,587

	Shares	Value

Food Products (Continued)
KWS Saat AG	18,318	$6,543,741

		13,410,763

Tobacco—2.8%
Swedish Match AB	271,650	8,960,732

Financials—17.9%

Capital Markets—4.2%
Credit Suisse Group AG1	276,002	8,583,356

UBS AG1	251,716	4,855,243

		13,438,599

Commercial Banks—5.3%
Banco Bilbao Vizcaya Argentaria SA	349,415	4,089,661

BNP Paribas SA	72,380	5,351,017

ICICI Bank Ltd., Sponsored ADR	105,000	3,918,600

IndusInd Bank Ltd.	500,011	3,593,783

		16,953,061

Diversified Financial Services—5.6%
Bank of America Corp.	436,493	6,093,442

Citigroup, Inc.	145,170	7,081,393

Investment AB Kinnevik, Cl. B	129,102	4,749,890

		17,924,725

Insurance—2.8%
Assured Guaranty Ltd.	441,523	9,051,221

Health Care—0.5%

Health Care Providers & Services—0.5%
Rhoen-Klinikum AG	60,000	1,674,269

Industrials—0.8%

Machinery—0.8%
Navistar International Corp.[1]	70,373	2,544,688

Information Technology—14.3%

Internet Software & Services—10.9%
Baidu, Inc., Sponsored ADR[1]	46,850	7,538,165

Blinkx plc[1]	3,725,890	9,766,941

eBay, Inc.[1]	130,468	6,876,968

Google, Inc., Cl. A1	7,780	8,017,912

Yandex NV, Cl. A1	90,360	3,330,670

		35,530,656

IT Services—0.9%
Wirecard AG	78,243	2,849,739

Software—2.5%
Guidance Software, Inc.[1]	494,416	4,321,196

TiVo, Inc.[1]	297,099	3,948,446

		8,269,642

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STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Value

Materials—5.4%

Chemicals—5.4%
Chr. Hansen Holding AS	111,827	$4,141,627

Fuchs Petrolub AG, Preference	26,600	2,151,872

Monsanto Co.	55,930	5,865,938

Syngenta AG	12,537	5,059,781

		17,219,218

Telecommunication Services—14.3%

Diversified Telecommunication Services—2.5%
Jazztel plc[1]	265,000	2,905,342

Level 3 Communications, Inc.[1]	70,000	2,138,500

Ziggo NV	69,000	2,961,001

		8,004,843

Wireless Telecommunication Services—11.8%
KDDI Corp.	41,800	2,264,543

Millicom International Cellular SA, SDR	80,797	7,452,731

NII Holdings, Inc.[1]	935,720	3,218,877

Rogers Communications, Inc., Cl. B	96,651	4,386,444

SoftBank Corp.	39,500	2,947,246

	Shares	Value

Wireless Telecommunication Services (Continued)
Telephone & Data Systems, Inc.	288,542	$8,996,739

Tower Bersama Infrastructure Tbk PT	7,783,000	3,930,911

United States Cellular Corp.	96,270	4,659,468

		37,856,959

Utilities—1.1%

Gas Utilities—1.1%
National Fuel Gas Co.	51,410	3,678,385

Total Common Stocks (Cost $255,793,963)		313,326,936

Investment Company—2.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3] (Cost $6,929,173)	6,929,173	6,929,173

Total Investments, at Value (Cost $262,723,136)	99.6%	320,256,109

Assets in Excess of Other Liabilities	0.4	1,384,000

Net Assets	100.0%	$321,640,109

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2013	Gross Additions	Gross Reductions	Shares October 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	2,537,943	62,229,128	57,837,898	6,929,173

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$6,929,173	$1,725

3. Rate shown is the 7-day yield as of October 31, 2013.

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Footnotes to Statement of Investments Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$149,579,385	46.7%
Sweden	25,364,127	7.9
India	18,608,991	5.8
Switzerland	18,498,380	5.8
France	17,503,383	5.5
United Kingdom	14,595,031	4.6
Germany	13,219,621	4.1
Japan	10,750,678	3.4
China	10,278,600	3.2
Indonesia	7,856,112	2.4
Mexico	7,590,823	2.4
Spain	6,995,003	2.2
Portugal	4,596,233	1.4
Canada	4,386,444	1.4
Denmark	4,141,627	1.3
Russia	3,330,670	1.0
Netherlands	2,961,001	0.9

Total	$320,256,109	100.0%

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES October 31, 2013 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $255,793,963)	$313,326,936
Affiliated companies (cost $6,929,173)	6,929,173

320,256,109

Cash	407

Receivables and other assets:
Shares of beneficial interest sold	6,011,605
Dividends	76,694
Other	8,976

Total assets	326,353,791

Liabilities
Payables and other liabilities:
Investments purchased	4,113,267
Foreign capital gains tax	285,358
Shares of beneficial interest redeemed	195,152
Transfer and shareholder servicing agent fees	52,138
Distribution and service plan fees	49,616
Shareholder communications	5,959
Trustees’ compensation	2,009
Other	10,183

Total liabilities	4,713,682

Net Assets	$321,640,109

Composition of Net Assets
Par value of shares of beneficial interest	$7,595

Additional paid-in capital	264,871,782

Accumulated net investment income	602,598

Accumulated net realized loss on investments and foreign currency transactions	(1,093,794)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	57,251,928

Net Assets	$321,640,109

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Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $208,525,407 and 4,909,485 shares of beneficial interest outstanding)	$42.47
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$45.06

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,911,060 and 1,138,581 shares of beneficial interest outstanding)	$41.20

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,385,659 and 242,108 shares of beneficial interest outstanding)	$42.90

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,337,174 and 79,544 shares of beneficial interest outstanding)	$41.95

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $52,480,809 and 1,225,242 shares of beneficial interest outstanding)	$42.83

See accompanying Notes to Financial Statements.

15      OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended October 31, 2013 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $103,324)	$1,511,213
Affiliated companies	1,725

Interest	21

Other income	444

Total investment income	1,513,403

Expenses
Management fees	853,559

Distribution and service plan fees:
Class A	174,423
Class C	143,445
Class N	5,724

Transfer and shareholder servicing agent fees:
Class A	131,184
Class C	29,441
Class I	1,253
Class N	2,933
Class Y	24,289

Shareholder communications:
Class A	18,619
Class C	4,085
Class I	12
Class N	526
Class Y	2,524

Custodian fees and expenses	5,021

Trustees’ compensation	1,970

Other	28,224

Total expenses	1,427,232
Less waivers and reimbursements of expenses	(1,956)

Net expenses	1,425,276

Net Investment Income	88,127

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	5,216,236
Foreign currency transactions	(86,810)

Net realized gain	5,129,426

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $285,358)	31,176,448
Translation of assets and liabilities denominated in foreign currencies	1,625,309

Net change in unrealized appreciation/depreciation	32,801,757

Net Increase in Net Assets Resulting from Operations	$38,019,310

See accompanying Notes to Financial Statements.

16      OPPENHEIMER GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$88,127	$326,069

Net realized gain (loss)	5,129,426	(2,308,525)

Net change in unrealized appreciation/depreciation	32,801,757	22,045,433

Net increase in net assets resulting from operations	38,019,310	20,062,977

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	87,990,890	25,411,186
Class C	23,784,783	6,415,141
Class I	2,498,016	5,852,313
Class N	1,355,621	37,727
Class Y	24,874,082	6,301,596

	140,503,392	44,017,963

Net Assets
Total increase	178,522,702	64,080,940

Beginning of period	143,117,407	79,036,467

End of period (including accumulated net investment income of $602,598 and $514,471, respectively)	$321,640,109	$143,117,407

See accompanying Notes to Financial Statements.

17      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$35.48	$29.20	$31.60	$26.18	$15.03	$23.93

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	0.12	(0.09)	(0.16)	(0.01)	0.21
Net realized and unrealized gain (loss)	6.96	6.16	(2.18)	5.58	11.33	(8.69)

Total from investment operations	6.99	6.28	(2.27)	5.42	11.32	(8.48)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.17)	(0.34)
Distributions from net realized gain	0.00	0.00	(0.13)	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.08)

Total dividends and/or distributions to shareholders	0.00	0.00	(0.13)	0.00	(0.17)	(0.42)

Net asset value, end of period	$42.47	$35.48	$29.20	$31.60	$26.18	$15.03

Total Return, at Net Asset Value[3]	19.73%	21.51%	(7.16)%	20.70%	75.50%	(35.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$208,525	$94,978	$56,178	$32,944	$2,255	$1,279

Average net assets (in thousands)	$143,257	$63,128	$33,226	$8,939	$1,801	$1,391

Ratios to average net assets:[4]
Net investment income (loss)	0.13%	0.40%	(0.33)%	(0.57)%	(0.04)%	1.23%
Total expenses[5]	1.28%	1.34%	1.41%	1.73%	3.95%	6.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.34%	1.34%	1.40%	1.40%	1.40%

Portfolio turnover rate	17%	87%	62%	37%	85%	114%

18      OPPENHEIMER GLOBAL VALUE FUND

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.28%
Year Ended April 30, 2013	1.34%
Year Ended April 30, 2012	1.41%
Year Ended April 29, 2011	1.73%
Year Ended April 30, 2010	3.95%
Year Ended April 30, 2009	6.11%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$34.56	$28.67	$31.26	$26.11	$15.01	$23.87

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.13)	(0.13)	(0.33)	(0.37)	(0.17)	0.08
Net realized and unrealized gain (loss)	6.77	6.02	(2.13)	5.52	11.32	(8.64)

Total from investment operations	6.64	5.89	(2.46)	5.15	11.15	(8.56)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.05)	(0.24)
Distributions from net realized gain	0.00	0.00	(0.13)	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.06)

Total dividends and/or distributions to shareholders	0.00	0.00	(0.13)	0.00	(0.05)	(0.30)

Net asset value, end of period	$41.20	$34.56	$28.67	$31.26	$26.11	$15.01

Total Return, at Net Asset Value[3]	19.21%	20.55%	(7.84)%	19.73%	74.33%	(35.71)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,911	$18,062	$9,116	$3,824	$44	$26

Average net assets (in thousands)	$28,665	$11,396	$5,630	$745	$36	$29

Ratios to average net assets:[4]
Net investment income (loss)	(0.69)%	(0.43)%	(1.19)%	(1.26)%	(0.79)%	0.50%
Total expenses[5]	2.05%	2.16%	2.26%	2.63%	9.28%	22.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.14%	2.15%	2.15%	2.15%	2.15%

Portfolio turnover rate	17%	87%	62%	37%	85%	114%

20      OPPENHEIMER GLOBAL VALUE FUND

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	2.05%
Year Ended April 30, 2013	2.16%
Year Ended April 30, 2012	2.26%
Year Ended April 29, 2011	2.63%
Year Ended April 30, 2010	9.28%
Year Ended April 30, 2009	22.47%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended October 31, 2013 (Unaudited)	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$35.76	$28.68

Income from investment operations:
Net investment income[2]	0.12	0.07
Net realized and unrealized gain	7.02	7.01

Total from investment operations	7.14	7.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Tax return of capital distribution	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00

Net asset value, end of period	$42.90	$35.76

Total Return, at Net Asset Value[3]	19.97%	24.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,386	$6,364

Average net assets (in thousands)	$8,314	$2,381

Ratios to average net assets:[4]
Net investment income	0.62%	0.31%
Total expenses[5]	0.86%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.89%

Portfolio turnover rate	17%	87%

1. For the period from August 28, 2012 (inception of offering) to April 30, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	0.86%
Period Ended April 30, 2013	0.89%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER GLOBAL VALUE FUND

Class N	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$35.11	$28.98	$31.43	$26.11	$15.00	$23.91

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	0.03	(0.17)	(0.22)	(0.06)	0.17
Net realized and unrealized gain (loss)	6.88	6.10	(2.15)	5.54	11.30	(8.68)

Total from investment operations	6.84	6.13	(2.32)	5.32	11.24	(8.51)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.13)	(0.33)
Distributions from net realized gain	0.00	0.00	(0.13)	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.07)

Total dividends and/or distributions to shareholders	0.00	0.00	(0.13)	0.00	(0.13)	(0.40)

Net asset value, end of period	$41.95	$35.11	$28.98	$31.43	$26.11	$15.00

Total Return, at Net Asset Value[3]	19.51%	21.15%	(7.35)%	20.38%	75.09%	(35.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,337	$1,555	$1,278	$610	$44	$25

Average net assets (in thousands)	$2,372	$1,188	$763	$150	$36	$29

Ratios to average net assets:[4]
Net investment income (loss)	(0.19)%	0.11%	(0.62)%	(0.78)%	(0.29)%	1.00%
Total expenses[5]	1.60%	1.64%	1.67%	3.21%	8.78%	21.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.64%	1.60%	1.65%	1.65%	1.65%

Portfolio turnover rate	17%	87%	62%	37%	85%	114%

23      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.60%
Year Ended April 30, 2013	1.64%
Year Ended April 30, 2012	1.67%
Year Ended April 29, 2011	3.21%
Year Ended April 30, 2010	8.78%
Year Ended April 30, 2009	21.94%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER GLOBAL VALUE FUND

Class Y	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$35.73	$29.32	$31.62	$26.11	$14.97	$23.95

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	0.23	(0.03)	(0.08)	0.06	0.27
Net realized and unrealized gain (loss)	7.01	6.18	(2.14)	5.59	11.31	(8.72)

Total from investment operations	7.10	6.41	(2.17)	5.51	11.37	(8.45)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.23)	(0.43)
Distributions from net realized gain	0.00	0.00	(0.13)	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.10)

Total dividends and/or distributions to shareholders	0.00	0.00	(0.13)	0.00	(0.23)	(0.53)

Net asset value, end of period	$42.83	$35.73	$29.32	$31.62	$26.11	$14.97

Total Return, at Net Asset Value[3]	19.90%	21.86%	(6.83)%	21.11%	76.23%	(35.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,481	$22,158	$12,464	$4,248	$45	$25

Average net assets (in thousands)	$30,399	$15,188	$7,141	$637	$36	$29

Ratios to average net assets:[4]
Net investment income (loss)	0.43%	0.74%	(0.11)%	(0.28)%	0.31%	1.60%
Total expenses[5]	1.00%	1.03%	1.14%	1.58%	8.53%	21.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.02%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	17%	87%	62%	37%	85%	114%

25      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.00%
Year Ended April 30, 2013	1.03%
Year Ended April 30, 2012	1.14%
Year Ended April 29, 2011	1.58%
Year Ended April 30, 2010	8.53%
Year Ended April 30, 2009	21.62%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Global Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

27      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

1. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended April 30, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended April 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$478,636
No expiration	4,613,181

Total	$5,091,817

As of October 31, 2013, it is estimated that there will be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended October 31, 2013, it is estimated that the Fund will utilize $5,091,817 of capital loss carryforward to offset realized capital gains.

28      OPPENHEIMER GLOBAL VALUE FUND

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$262,723,136

Gross unrealized appreciation	$61,774,681
Gross unrealized depreciation	(4,241,708)

Net unrealized appreciation	$57,532,973

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may

29      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

1. Significant Accounting Policies (Continued)

have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

30      OPPENHEIMER GLOBAL VALUE FUND

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

31      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

32      OPPENHEIMER GLOBAL VALUE FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$69,649,049	$33,392,886	$—	$103,041,935
Consumer Staples	4,098,813	31,190,183	—	35,288,996
Financials	26,144,656	31,222,950	—	57,367,606
Health Care	—	1,674,269	—	1,674,269
Industrials	2,544,688	—	—	2,544,688
Information Technology	34,033,357	12,616,680	—	46,650,037
Materials	5,865,938	11,353,280	—	17,219,218
Telecommunication Services	23,400,028	22,461,774	—	45,861,802
Utilities	3,678,385	—	—	3,678,385
Investment Company	6,929,173	—	—	6,929,173

Total Investments, at Value	$176,344,087	$143,912,022	$—	$320,256,109

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

33      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

2. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(7,503,092)	$7,503,092
Consumer Staples	(12,389,140)	12,389,140
Financials	(4,582,247)	4,582,247
Health Care	(1,281,656)	1,281,656
Information Technology	(6,705,800)	6,705,800
Materials	(2,615,596)	2,615,596
Telecommunication Services	(9,718,403)	9,718,403

Total Assets	$(44,795,934)	$44,795,934

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2013		Year Ended April 30, 2013[1]
	Shares	Amount	Shares	Amount

Class A
Sold	2,617,758	$103,127,803	1,836,214	$57,305,873
Redeemed	(384,863)	(15,136,913)	(1,083,188)	(31,894,687)

Net increase	2,232,895	$87,990,890	753,026	$25,411,186

Class C
Sold	685,417	$26,416,246	305,822	$9,423,019
Redeemed	(69,523)	(2,631,463)	(101,107)	(3,007,878)

Net increase	615,894	$23,784,783	204,715	$6,415,141

Class I
Sold	107,024	$4,177,853	181,429	$5,971,550
Redeemed	(42,859)	(1,679,837)	(3,486)	(119,237)

Net increase	64,165	$2,498,016	177,943	$5,852,313

Class N
Sold	46,872	$1,820,238	19,804	$615,904
Redeemed	(11,628)	(464,617)	(19,628)	(578,177)

Net increase	35,244	$1,355,621	176	$37,727

34      OPPENHEIMER GLOBAL VALUE FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2013		Year Ended April 30, 2013[1]
	Shares	Amount	Shares	Amount

Class Y
Sold	704,273	$28,788,067	478,641	$15,019,415
Redeemed	(99,117)	(3,913,985)	(283,730)	(8,717,819)

Net increase	605,156	$24,874,082	194,911	$6,301,596

1. For the year ended April 30, 2013 for Class A, Class C, Class N and Class Y shares, and for the period from August 28, 2012 (inception of offering) to April 30, 2013 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended October 31, 2013 were as follows:

	Purchases	Sales

Investment securities	$169,621,033	$36,128,006

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.80%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

35      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$139,554
Class N	8,050

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

October 31, 2013	$99,142	$900	$2,133	$—

36      OPPENHEIMER GLOBAL VALUE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.40% for Class A shares, 2.15% for Class C shares, 0.90% for Class I shares, 1.65% for Class N shares and 1.05% for Class Y shares. During the year ended April 30, 2013, the Manager waived $57, $107, $192 and $42 for Class A, Class C, Class N and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $1,558 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by

37      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

6. Pending Litigation (Continued)

an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

38      OPPENHEIMER GLOBAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

39      OPPENHEIMER GLOBAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited/Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Randall Dishmon, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail world stock funds. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world stock funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.40% for Class A shares, 2.15% for Class C shares, 1.65% for Class N shares, 1.05% for Class Y shares, and 0.90% for Class I shares as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the prospectus. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and

40      OPPENHEIMER GLOBAL VALUE FUND

systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

41      OPPENHEIMER GLOBAL VALUE FUND

SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer Global Value Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1) as described in the Fund’s proxy statement dated April 12, 3012 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	3,094,273	71,422
David K. Downes	3,092,158	73,537
Matthew P. Fink	3,094,025	71,670
Edmund Giambastiani, Jr.	3,094,546	71,150
Phillip A. Griffiths	3,093,705	71,990
Mary F. Miller	3,093,303	72,392
Joel W. Motley	3,094,505	71,191
Joanne Pace	3,095,039	70,656
Mary Ann Tynan	3,095,039	70,656
Joseph M. Wikler	3,094,025	71,670
Peter I. Wold	3,092,144	73,551
William F. Glavin, Jr.	3,133,392	32,304

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
1,781,164	49,998	109,049

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
1,785,253	50,364	104,591

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
1,774,163	60,072	105,976

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
1,775,080	55,510	109,619

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
1,777,522	51,565	111,124

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
1,781,613	49,291	109,304

42      OPPENHEIMER GLOBAL VALUE FUND

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
1,775,807	53,584	110,817

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
1,789,363	47,480	103,368

43      OPPENHEIMER GLOBAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44      OPPENHEIMER GLOBAL VALUE FUND

OPPENHEIMER GLOBAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin Jr., Trustee, President and Principal Executive Officer

Randall C. Dishmon, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. WIxted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

45      OPPENHEIMER GLOBAL VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

46      OPPENHEIMER GLOBAL VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

47      OPPENHEIMER GLOBAL VALUE FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0687.001.1013 December 23, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/9/2013